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                                                            ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-88261 for Hartford Life Insurance Company Separate Account VL II on Form S-6.


                                                        /s/ Arthur Andersen LLP

Hartford, Connecticut
May 30, 2000